UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds
(Exact name of Registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707 Registrant's telephone number, including area code

Date of fiscal year end: December 31 Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

THE BERKSHIRE FUNDS

# SEMI-ANNUAL REPORT

June 30, 2015

Berkshire Funds

## BERKSHIRE FOCUS FUND (BFOCX)

SEMI-ANNUAL REPORT

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW June 30, 2015 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 6/30/15)

	YTD (1)	1 Year	3 Year	5 Year	10 Year	Since Inception (2)

Berkshire Focus Fund	14.11%	8.77%	16.69%	20.68%	14.21%	5.13%

S&P 500® Index	1.23%	7.42%	17.31%	17.34%	7.89%	6.73%
Dow Jones Industrial Average	0.03%	7.21%	13.77%	15.41%	8.32%	7.10%
Nasdaq Composite Index	5.99%	14.61%	20.98%	20.29%	10.48%	8.05%

NET ASSETS
6/30/15	$65.7 Million

TOP TEN STOCK HOLDINGS(3)
Facebook, Inc. (Class A)	9.74%
Palo Alto Networks, Inc.	8.02%
Regeneron Pharmaceuticals, Inc.	6.81%
Tesla Motors, Inc.	6.46%
Salesforce.com, Inc.	6.38%
FireEye, Inc.	6.17%
Splunk, Inc.	5.97%
Amazon.com, Inc.	4.93%
Under Armour, Inc. (Class A)	4.90%
Netflix, Inc.	4.89%

TOP TEN SECTORS(5)
Business Software & Services	34.43%
Biotechnology	16.88%
Internet Social Media	14.48%
Internet Software & Services	14.27%
Networking Equipment	8.02%
Automobile Manufacturers	6.46%
Apparel Clothing	4.90%
Exchange Traded Funds	0.00%
Computer Hardware	0.00%
Retail	0.00%

NET ASSET VALUE
Net Asset Value Per Share	$20.06

(1)	Not annualized for periods of less than one full year.

(2)	The Fund’s inception date was July 1, 1997.

(3)	Stated as a percentage of total net assets as of 6/30/15. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(4)	This chart assumes an initial investment of $10,000 made on June 30, 2005. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(5)	Stated as a percentage of total net assets as of 6/30/15. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
6/30/2015

LETTER TO THE SHAREHOLDERS

Dear Fellow Shareholders,

For the six-month period ended June 30, 2015, the Berkshire Focus Fund outperformed its primary benchmark index. The Fund generated a total return of +14.11% while the S&P 500® Index – which we consider to be the Fund’s primary benchmark index – had a total return of +1.23% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of +0.03% and the Nasdaq Composite Index generated a return of +5.99% during the first half of the year. Please see the Fund Overview section and the accompanying financial statements for more detailed information about the Fund’s longer-term performance. All return data includes reinvested dividends but do not reflect the impact of taxes.

U. S. equity markets were slightly higher for the first quarter as investors weighed decidedly mixed economic data during the period. U.S. gross domestic product (“GDP”), the value of all goods and services produced, contracted at an annualized rate of -0.7% from January to March – inclement weather, cautious consumer spending, disruptions at West Coast ports and the strong dollar took a toll on economic activity. On the other hand, historically low interest rates and loose monetary policy on a global basis was ultimately a supportive backdrop for equities. Stocks were also aided by offsetting favorable economic data during the quarter. Growing consumer confidence, improving manufacturing data, increased hiring with low wage inflation and cheap oil indicated that factors contributing to the winter slowdown were indeed transitory.

For much of the second quarter, market volatility remained low and stocks generally traded in a narrow range. The Standard & Poor’s 500® Index and Dow Jones Industrial Average were both slightly positive, while the Nasdaq Composite Index advanced nearly 6% – surpassing its previous all-time high from the technology bubble of 2000. The U.S. economy rebounded strongly during the period as GDP expanded at an annualized rate of 3.7% from April to June. Newfound investor optimism over a growing U.S. economy was tempered in June however, when the Federal Reserve stated that it would be “appropriate” to raise interest rates during the latter part of 2015. Going into the end of the quarter, U.S. equity markets continued to retreat as investor sentiment turned negative on Greece’s ability to meet its ongoing debt obligations.

Looking at the portfolio, the first six-months of 2015 was an exceptional period for the Fund not only in terms of absolute performance, but also in terms of our strong relative outperformance. The Fund's biggest percentage gainers for the period were also concentrated in some of our largest investments – including Amazon.com (AMZN), Palo Alto Networks (PANW), Regeneron Pharmaceuticals (REGN), Under Armour (UA) and Netflix (NFLX). Other primary contributors to the Fund were Facebook (FB), FireEye (FEYE), Pharmacyclics (PCYC), Salesforce.com (CRM) and Tableau Software (DATA). Investments which were primary detractors from the Fund during the period included Alibaba Group Holding (BABA), Twitter (TWTR), Workday (WDAY) and Yahoo! (YHOO). Finally, some new additions to the portfolio during the first half of the year were Bluebird Bio (BLUE), Proofpoint (PFPT), Tesla Motors (TSLA) and Valeant Pharmaceuticals (VRX).

Looking ahead, we remain very optimistic about the long-term prospects for the equity markets –especially the technology sector. As a result, you can expect us to remain committed to our aggressive, high-growth style of investing just as we have in the past. We thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III Chairman and Chief Investment Officer

Financial Statements
(unaudited)
6/30/2015

PORTFOLIO OF INVESTMENTS June 30, 2015 (unaudited)

Shares		Value

	COMMON STOCKS – 99.44%	$65,368,433
	(Cost $52,976,473)

	APPAREL CLOTHING – 4.90%	3,217,446
38,560	Under Armour, Inc. (Class A)*	3,217,446

	AUTOMOBILE MANUFACTURERS – 6.46%	4,245,215
15,825	Tesla Motors, Inc.*	4,245,215

	BIOTECHNOLOGY – 16.88%	11,094,893
5	Alexion Pharmaceuticals, Inc.*	904
5	Biogen Idec, Inc.*	2,020
17,260	BioMarin Pharmaceutical, Inc.*	2,360,823
13,710	bluebird bio, Inc.*	2,308,353
5	Celgene Corp.*	579
10	Gilead Sciences, Inc.	1,171
5	Illumina, Inc.*	1,092
5	Medivation, Inc.*	571
8,770	Regeneron Pharmaceuticals, Inc.*	4,473,840
8,755	Valeant Pharmaceuticals International, Inc.*	1,944,923
5	Vertex Pharmaceuticals, Inc.*	617

	BUSINESS SOFTWARE & SERVICES – 34.43%	22,632,091
5	CyberArk Software Ltd.*	314
82,935	FireEye, Inc.*	4,056,351
5	Fortinet, Inc.*	207
75,585	Hortonworks, Inc.*	1,913,812
5	NetSuite, Inc.*	459
49,170	Proofpoint, Inc.*	3,130,654
60,215	Salesforce.com, Inc.*	4,192,770
30,365	ServiceNow, Inc.*	2,256,423
56,410	Splunk, Inc.*	3,927,264
27,350	Tableau Software, Inc. (Class A)*	3,153,455
5	Workday, Inc. (Class A)*	382

	COMPUTER HARDWARE – 0.00%	627
5	Apple, Inc.	627

	INTERNET SOCIAL MEDIA – 14.48%	9,520,737
74,665	Facebook, Inc. (Class A)*	6,403,644
86,060	Twitter, Inc.*	3,117,093

	INTERNET SOFTWARE & SERVICES – 14.27%	9,382,743
35,565	Alibaba Group Holding Ltd. – ADR*	2,925,933
7,465	Amazon.com, Inc.*	3,240,482
5	Baidu, Inc. – ADR*	995
5	Google, Inc. (Class A)*	2,700
4,890	Netflix, Inc.*	3,212,437
5	Yahoo!, Inc.*	196

	NETWORKING EQUIPMENT – 8.02%	5,274,193
30,190	Palo Alto Networks, Inc.*	5,274,193

	*non-income producing

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED) June 30, 2015 (unaudited)

Shares		Value
	RETAIL – 0.00%	488
5	Restoration Hardware Holdings, Inc.*	488

	EXCHANGE TRADED FUNDS – 0.00%	1,266
	(Cost $646)
5	Powershares QQQ	535
10	ProShares Ultra QQQ	731

	TOTAL INVESTMENT SECURITIES – 99.44%	65,369,699
	(Cost $52,977,119)

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.56%	366,714

	NET ASSETS – 100.00%	$65,736,413
	Equivalent to $20.06 per share
	*non-income producing

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

ASSETS
Investment securities:
At cost	$52,977,119
At value	$65,369,699
Cash	151,124
Receivable for securities sold	3,009,264
Receivable for capital shares sold	64,911
Total Assets	68,594,998

LIABILITIES
Payable for securities purchased	2,715,942
Payable for capital shares redeemed	34,363
Payable to affiliate (Note 5)	108,280
Total Liabilities	2,858,585

NET ASSETS	$65,736,413

Net assets consist of:
Paid-in capital	$52,320,035
Undistributed net investment loss	(622,662)
Accumulated net realized gains from security transactions	1,646,460
Net unrealized appreciation on investments	12,392,580
Net Assets	$65,736,413

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	3,276,874

Net asset value and offering price per share	$20.06

Minimum redemption price per share*	$19.66

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)

INVESTMENT INCOME
Dividends	$12
Total Investment Income	12

EXPENSES
Investment advisory fees (Note 5)	468,103
Administrative fees (Note 5)	152,828
Interest expense	1,743
Total Expenses	622,674

NET INVESTMENT LOSS	(622,662)

REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	8,927,981
Net change in unrealized appreciation/depreciation on investments	(78,041)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	8,849,940

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$8,227,278

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS

For the Periods Ended June 30, 2015 (unaudited) and December 31, 2014

	Six Months	Year
	Ended	Ended
	6/30/15	12/31/14
FROM OPERATIONS:
Net investment loss	$(622,662)	$(1,475,519)
Net realized gains (losses) from security transactions	8,927,981	(5,881,043)
Net change in unrealized appreciation/
depreciation on investments	(78,041)	3,475,286
Net increase (decrease) in net assets from operations	8,227,278	(3,881,276)

FROM DISTRIBUTIONS:
Net realized gains from security transactions	–	(28,077)
Net decrease in net assets resulting from
distributions paid	–	(28,077)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,455,549	34,594,688
Proceeds from reinvested distributions	–	27,730
Proceeds from redemption fees (Note 6)	1,738	115,359
Payments for shares redeemed	(10,734,865)	(38,525,337)
Net decrease in net assets from capital share transactions	(6,277,578)	(3,787,560)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,949,700	(7,696,913)

NET ASSETS:
Beginning of period	63,786,713	71,483,626
End of period (a)	$65,736,413	$63,786,713

CAPITAL SHARE ACTIVITY:
Shares sold	232,223	1,836,577
Shares reinvested	–	1,563
Shares redeemed	(583,167)	(2,219,579)
Net decrease in shares outstanding	(350,944)	(381,439)
Shares outstanding, beginning of period	3,627,818	4,009,257
Shares outstanding, end of period	3,276,874	3,627,818

(a) Accumulated undistributed net investment income is $0 for the year ended December 31, 2014.
(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	6/30/15		12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
	(unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$17.58		$17.83		$14.05		$11.67		$12.61		$8.66

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.19	)(a)	(0.35	)(b)	(0.22	)(a)	(0.22	)(a)	(0.28	)(a)	(0.14	)(a)
Net realized and unrealized gains
(losses) on investments	2.67		0.08	(c)	6.26		2.59		(0.73)		4.09
Total from investment operations	2.48		(0.27)		6.04		2.37		(1.01)		3.95

Proceeds from redemption fees	.0.00	(d)	0.03		0.01		0.01		0.07		.0.00	(d)

LESS DISTRIBUTIONS:
Distributions from net realized gains	0.00		(0.01)		(2.27)		0.00		0.00		0.00
Total disrtibutions	0.00		(0.01)		(2.27)		0.00		0.00		0.00

NET ASSET VALUE,
END OF PERIOD	$20.06		$17.58		$17.83		$14.05		$11.67		$12.61

TOTAL RETURN (e)	14.11	%(i)	(1.36%)		43.09%		20.39%		(7.45%)		45.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$65,736		$63,787		$71,484		$53,903		$30,191		$30,562

Ratio of expenses to average net assets(f)	2.00	%(h)	1.99%		2.00%		2.00%		2.01%		2.00%
Ratio of net investment loss to
average net assets	(2.00	%)(h)	(1.95%)		(1.60%)		(1.64%)		(1.88%)		(1.87%)

Portfolio turnover rate(g)	204.2	%(i)	533.7%		464.1%		613.8%		796.3%		950.5%

(a) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(b) Net investment loss was calculated using the average shares outstanding method.
(c) Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized loss on investments in the statement of operations.
(d) Amount is less than $0.01 per share.
(e) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.
(f) The ratio of expenses to average net assets includes interest expense. The ratios excluding interest expense would be 1.99%, 1.98%, 1.99%, 2.00%, 2.00% and 2.00%, respectively.
(g) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(h) Annualized for periods of less than one full year.
(i) Not annualized for periods of less than one full year.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

     Securities valuation — The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Business Software & Services	$22,632,091	–	–	$22,632,091
Biotechnology	11,094,893	–	–	11,094,893
Internet Social Media	9,520,737	–	–	9,520,737
Internet Software & Services	9,382,743	–	–	9,382,743
Networking Equipment	5,274,193	–	–	5,274,193
Automobile Manufacturers	4,245,215	–	–	4,245,215
Apparel Clothing	3,217,446	–	–	3,217,446
Computer Hardware	627	–	–	627
Retail	488	–	–	488
Total Common Stocks	65,368,433	–	–	65,368,433
Exchange Traded Funds	1,266	–	–	1,266
Total Investments	$65,369,699	–	–	$65,369,699

     There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

     Security transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

     Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended December 31, 2014, the Fund increased accumulated net investment income by $1,475,519, decreased paid-in capital by $1,475,544 and increased accumulated net realized losses from security transactions by $25.

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the six months ended June 30, 2015 were $128,123,811 and $135,295,363, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     As of December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Federal income tax cost	$53,714,161
Gross unrealized appreciation	$12,975,823
Gross unrealized depreciation	(2,998,673)
Net unrealized appreciation	9,977,150
Undistributed ordinary income	–
Accumulated losses	(4,788,050)
Total accumulated gains	$5,189,100

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

The cost basis of investments for tax and financial reporting purposes differs primarily due to the deferral of capital losses from wash sales.

There was no distribution paid during for the six months ended June 30, 2015. There was a short-term capital gain distribution paid in the amount of $28,077 during the year ended December 31, 2014. Short-term capital gain distributions are considered ordinary income distributions for tax purposes.

At December 31, 2014, the Fund had accumulated net realized short-term capital loss carryforwards of $4,788,050 with an indefinite expiration. To the extent these loss carryforwards are used to offset future capital gains, it is possible that the amount, which is offset, will not be distributed to shareholders.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were not paid any Trustee fees and expenses directly by Berkshire Capital during the six months ended June 30, 2015.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six months ended June 30, 2015, Berkshire Capital was paid an investment advisory fee of $468,103 and an administration fee of $152,828 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2015 totaled $108,280.

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six months ended June 30, 2015, proceeds from redemption fees were $1,738.

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2015, National Financial Services Corp. and Charles Schwab & Co. beneficially owned, in aggregate, 37.01% and 29.41% of the Fund, respectively.

8. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on January 1, 2015 and held through June 30, 2015.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and interest expense. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2015 to
	January 1, 2015	June 30, 2015	June 30, 2015
Actual	$1,000.00	$1,141.10	$10.62

Hypothetical	$1,000.00	$1,014.88	$9.99
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Service Section 871(k)(2)(c) for the Fund was 100%.

**Board of Trustees**
Malcolm R. Fobes III, Chairman
Leland F. Smith
Andrew W. Broer

**Investment Adviser**
Berkshire Capital Holdings, Inc.
475 Milan Drive
Suite #103
San Jose, CA 95134

**Counsel**
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

**Independent Registered Public Accounting Firm**
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite #800
Cleveland, OH 44115

**Transfer Agent**
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

**Custodian**
U.S. Bank, N.A.
1555 North RiverCenter Drive
Suite #302
Milwaukee, WI 53212

**Website**
www.berkshirefunds.com

© Copyright 2015. The Berkshire Funds | All rights reserved.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President, Treasurer and Chief Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on this review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By	/s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date	9/2/15

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date	9/2/15